Exhibit 99.2 USActive 59985087.1 SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK HOLDER REDEMPTION NOTICE If you are a holder of Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”) of Wheeler Real Estate Investment Trust, Inc. (the “Company”), you have the right to request that the Company redeem any or all of your shares of Series D Preferred Stock. If you wish to redeem some or all of your Series D Preferred Stock, please complete this Holder Redemption Notice. Please refer to the attached Instructions in completing this Holder Redemption Notice. If you have any questions, please contact Investor Relations at investorrelations@whlr.us. Thank you in advance. Full Redemption Partial Redemption Number of shares of Series D Preferred Stock for redemption Series D Preferred Stock CUSIP 963025606

Investor Name Social Security or Tax ID Co-Investor Name Social Security or Tax ID Address Daytime Phone Number Email Address City, State & Zip Mobile Phone Number Broker Dealer Name Operations Contact Address City, State& Zip Daytime Phone Number Email Address Clearing Firm The undersigned is the owner (or duly authorized agent of the owner) of the shares presented for redemption and is authorized to present the shares for redemption. The shares presented for redemption are eligible for redemption pursuant to the Company's Charter. The shares are fully transferable and have not been assigned, pledged, or otherwise encumbered in any way. The undersigned hereby indemnifies and holds harmless the Company and its officers and directors from and against any liabilities, damages and expenses, including reasonable legal fees, arising out of or in connection with any misrepresentation made herein. Investor Signature Co-Investor Signature Custodian (if Qualified Account) Custodian Signature

INSTRUCTIONS All redemptions of Series D Preferred Stock will be at the redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends on Series D Preferred Stock to and including the Holder Redemption Date (the "Holder Redemption Price"). At the Company's option, the Holder Redemption Price will be paid in cash, in equal value of shares of the Company's common stock, or in any combination of cash and common stock. Redemptions Payable in Common Stock. Redemptions in the Company's common stock will be based on the volume weighted average price per share of common stock for the ten consecutive trading days immediately preceding (but not including) the Holder Redemption Date. You must coordinate with your broker to initiate the transfer through DTCC's platform, PTOP. Physical certificates will not be issued. Delivery of common stock will be made as soon as possible after the Holder Redemption Date in accordance with customary settlement cycles. Fractional shares of common stock will not be issued and instead you will receive a check in the amount of the cash value of any entitlement to fractional shares. Redemptions Payable in Cash. Cash redemption proceeds will be sent to you based upon instructions provided in this Holder Redemption Notice for delivery to your brokerage account. The default payment method is via check. A wire can be requested but a $100 processing fee will be deducted from the payment to the stockholder; ACH is not permitted. Please note that all redemption requests must include a completed Holder Redemption Notice and Stock Ownership Statement. If you request to redeem shares of Series D Preferred Stock that are held in more than one account, a Holder Redemption Notice and Ownership Statement must be completed for each account. Please send all paperwork to either of the following physical addresses or the email address for the Company listed below: Regular Mail Delivery: Computershare Attn: Corp Action Voluntary PO Box 43011 Providence, RI 02940-3011 OR Overnight Mail Delivery: Computershare Attn: Corp Action Voluntary 150 Royall Street Suite V Canton, MA 02021 OR Email: Wheeler Real Estate Investment Trust, Inc. Attention: Investor Relations investorrelations@whlr.us the month (the "Redemption Request Date"), and (ii) arrange for their broker to submit instructions for each redemption to Stockholders who wish to withdraw their redemption requests must do so by delivering a written notice of withdrawal to the Company and Computershare on or before the Redemption Request Date. The Company intends to pay the Holder Redemption Price in equal value of shares of the Company's common stock. Accordingly, requests for redemptions payable in cash will not be processed and will be returned.